Stein Roe Mutual Funds

Semiannual Report
March 31, 1999

Photo of: small girl.

Stein Roe Equity Funds

Young Investor Fund

LOGO:
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents

     From the President...............................................   1
       Tom Butch's thoughts on the equity markets and investing

     Performance......................................................   7

     The Stocks We Own................................................   8

     Questions & Answers..............................................   10
       An interview with Portfolio Managers David Brady and
       Erik Gustafson

     Fund Highlights..................................................   14

     Portfolio of Investments.........................................   16
       A complete list of investments with market values

     Financial Statements.............................................   22
       Statements of assets and liabilities, operations and changes in net assets

     Notes to Financial Statements....................................   28

     Financial Highlights.............................................   31
       Selected per-share data


                Must be preceded or accompanied by a prospectus.

                               To Our Shareholders
Dear Investor,

   On March 31, 1981 - 18 years ago - the Dow Jones Industrial Average (DJIA) stood at just 1,003 points. It was a tough time to start a family. Consumer prices were spiraling upward at a 10.6% rate. The U.S. unemployment rate was 7.4% and climbing. Home mortgage rates exceeded 15%.
     The newborns of that period are today reaching adulthood in an era that by many measures may be termed the best of times. In March 1999, the DJIA closed above the 10,000-point level for the first time. Together, the jobless rate and inflation - a combination once known as the misery index - stood at less than 6%, a third of its former level. Mortgage rates are half of what they were a generation ago.

balloon text: The Dow Jones Industrial Average is the oldest indicator of the stock market's strength and weakness. When this average of 30 large-company stocks increases or decreases in value, investors see it as a sign the overall U.S. equity market is moving up or down.

Two Birthdays: Five and 50
     As Stein Roe Young Investor Fund approaches its fifth year of operations on April 29, we are pleased to report that we have helped tens of thousands of young Americans capitalize on the growth prospects of the dynamic economy of the 1990s.
     For the six months ended March 31, 1999, your Fund provided a total return of 31.48%. Young Investor Fund's results outpaced the average growth fund for the period. We also outperformed the Fund's benchmark, the unmanaged Standard & Poor's 500 Index as shown on page 7.
     We are equally pleased to report that Young Investor Fund outperformed the S&P 500 for its lifetime period ended March 31, 1999. The Fund's lifetime results also outpaced the returns of more than 92% of growth mutual funds.*

*Young Investor Fund's total return ranked 30th of 391 growth funds and 552nd of 1,022 growth funds for the life of fund and one-year periods ended 3/31/99, according to Lipper, Inc. Rankings are based on total return with income and capital gains distributions reinvested. An expense limit was in effect for part of the life of fund period. Returns and life of fund ranking would have been lower without the limit.

     On the pages that follow, David Brady and Erik Gustafson, your Fund's portfolio managers, detail the strategy that has generated these results. They attribute our returns to a strong positioning in technology and other growth sectors that are driving today's robust economy.
     At Stein Roe, we've always been focused on long-term growth. This year we mark 50 years of helping generations of mutual fund investors as they strive to reach their goals. To us, intelligent investing is like good parenting: each requires a commitment born of optimism, patience and discipline. In both endeavors, success is earned, and results are best measured over several years.

** Source: Lipper, Inc.

balloon text: Growth Funds have become more popular with investors. Today there are more than 1,100 growth funds compared to less than 400 five years ago.**

o Our Educational Focus: High Quality, Low Cost
     Young Investor Fund has a unique commitment to educating its shareholders about personal finance and investing. We are delighted to say that we've provided award-winning educational materials such as the quarterly Dollar Digest(R) newsletter to a growing readership of nearly 200,000 shareholders while maintaining an expense ratio of just 1.20%. That's lower than most growth mutual funds, according to Morningstar, Inc.*
     Through our sponsorship of the Young Investor essay contest for the past three years, we've learned to appreciate just how creative, perceptive and entrepreneurial America's young people can be. For example, among this year's more than 2,200 entrants was Roba Bakir, a 6th grader from Durham, N.C. Her ambition not only includes going to medical school, but owning her own bone treatment clinic.

*The expense ratio of the average large growth fund tracked by Morningstar was 1.48% as of 3/31/99. This category includes both no-load funds and funds with sales charges and 12b-1 fees.

o A Tool for Growth
     Providing parents a proven investment and educational tool with the potential to help kids like Roba achieve their dreams is what Young Investor Fund is all about. We take our commitment to our shareholders seriously because we believe the more today's young people know about investing and the economy, the better citizens they'll make as financially secure adults, and the stronger our nation will be.
     In answering this year's essay question - how she would save to start a business - Elizabeth Fuller, a 6th grader from Philadelphia, remarked that "the one great thing is that we have freedom to do these things."
     Back in 1981, much of the world was unable to enjoy the challenges and fruits of a free enterprise system. Consider that, in less than a generation, personal computers, e-mail, cellular phones and the Internet have revolutionized our world. More people today - from newborns to retirees - enjoy greater levels of prosperity in a much safer, freer world than when the Dow stood at 1000 points.

     In my opinion, Young Investor Fund remains well positioned to take advantage of the trends in technology and business that we think are likely to foster further growth in the new millennium.
     At Stein Roe, we maintain a firm commitment to making intelligent investments and taking sensible risks. As we have since 1949, all of us at Stein Roe plan to do everything we can in the 21st Century to help your mutual fund investments work hard for you.

Sincerely,

/s/ Thomas W. Butch
Thomas W. Butch
President
April 16, 1999

Six-Month Cumulative
and Average Annual Total Returns Through March 31, 1999

                              Six Months One Year    Three Years Life of Fund

 Young Investor Fund          31.48%     13.43%      25.81%      27.30%

Standard & Poor's
500 Index                     27.32%     18.49%      28.07%      26.39%

Lipper Growth Fund
Average                       28.23%     13.56%      21.73%      20.62%

Number of Funds
In Peer Group                 1,105      1,022       619         391


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. The Fund began operating on 4/29/94; benchmark performance is from 4/30/94 to 3/31/99.

balloon text: Lipper, Inc. is a company that ranks the performance of thousands of mutual funds in categories that relate to one another. Fund managers strive to outperform the average.

The Stocks We Own
Arrow with balloon text pointing to Annual Earnings Growth Rate As of 3/31/99**: balloon text: This column shows how fast a company's profits have been growing over the past year. Young Investor Fund looks for companies whose earnings are growing rapidly.

   If you could travel back in time, you'd see that the fastest-growing companies in America in the 19th Century were a lot different than today.
     Railroads were a new technology back then and brought our country together. You may have read about the joining of the Union Pacific and Central Pacific railroads in 1869 in Utah. Investors back then bought railroad stocks to participate in America's growth potential. In fact, nine of the 11 stocks in the first U.S. stock index, the Dow Jones Transportation Average, were railroads.
     Today, the Internet is bringing the world together, creating opportunities that we believe are as vast as the American West must have seemed to a traveler in a Pullman railcar. Some 150 years after gold was discovered in California, many companies in that state and elsewhere now aim to profit from Internet-related technology that helps people communicate and transact business.
     In managing Young Investor Fund, we seek technology, consumer and other stocks that we think offer long-term potential rewards for investors. Mindful of the lessons of history, we carefully analyze the risks of investing in rapidly growing companies.
     As of March 31, 1999, five of the portfolio's top 10 holdings were technology companies, as shown on the next page. One of the portfolio's most successful new holdings since our last report to you in the fall of 1998 has been America Online (4.5% of net assets). The company is a leader in Internet communications and has proven itself by reporting several quarters of consistent growth. We believe America Online is on track to show further earnings growth and capital appreciation potential.

           Top 10 Holdings                            Main                                Annual
           As of March 31,1999*         Percent of    Product                             Earnings
           Company                      Net Assets    Or Service                          Growth Rate
                                                                                          As of 3/31/99**
---------------------------------------------------------------------------------------------------------

1          America Online                     4.5%    Internet access                     49%
---------------------------------------------------------------------------------------------------------
2          Cisco Systems                       3.5    Computer networking                 29
---------------------------------------------------------------------------------------------------------
3          MCI WorldCom                        3.1    Telecommunications                  29
---------------------------------------------------------------------------------------------------------
4          Microsoft                           2.7    Computer software                   24
---------------------------------------------------------------------------------------------------------
5          Tellabs                             2.5    Computer access systems             28
---------------------------------------------------------------------------------------------------------
6          Outdoor Systems                     2.4    Billboards                          31
---------------------------------------------------------------------------------------------------------
7          McDonald's                          2.4    Restaurants                         12
---------------------------------------------------------------------------------------------------------
8          Mattel                              2.3    Toys                                21
---------------------------------------------------------------------------------------------------------
9          Household International             2.3    Consumer loans                      16
---------------------------------------------------------------------------------------------------------
                                                      Engines, appliances,
10         General Electric                    2.3    financial services                  13

*Holdings disclosed as a percentage of SR&F Growth Investor Portfolio.
**Source of earnings growth rate: Consensus of stock analysts' current estimates for the 1999 calendar year as submitted to Bloomberg Business News by I/B/E/S International as of 3/31/99.

                    An Interview with the Portfolio Managers

Q&A with David Brady and Erik Gustafson, portfolio managers of Young Investor Fund and SR&F Growth Investor Portfolio

Photo of: Erik Gustafson and David Brady

How did the Fund perform between October 1998 and March 1999?
Gustafson: We delivered exceptional results. Young Investor Fund fully participated in the stock market's recovery last fall and continued to provide above-average returns this past winter. The Fund's 31.48% total return outpaced the returns of both the unmanaged S&P 500 Index and most growth funds for the six months ended March 31, 1999, as shown on page 7.

What contributed to the Fund's performance?
Brady: We held an above-average weighting in technology and telecommunications stocks, and these sectors provided strong double-digit returns. Last fall, we repositioned the portfolio to more fully participate in the growth potential of the Internet and this served us well. Your Fund held large company stocks such as America Online and MCI WorldCom (4.5% and 3.1% of net assets, respectively) that were among the top performing stocks in the S&P 500 Index for the period. Over the past six months, investors focused primarily on large-company stocks with what we consider to be pure, proven growth characteristics -- the type of stocks that make up a majority of the portfolio.
     We made America Online (AOL), the largest Internet service provider, one of our top 10 holdings because we think the company is well-positioned to benefit from the growing use of the Internet. It appears to have a competitive advantage over its peers, and unlike many small technology companies, AOL has a proven product and management team.

     Since September, the portfolio also benefited from merger announcements affecting two holdings: Frontier Corp., a telecommunications company (0.3% of net assets) and Petersen Companies, a magazine publisher we sold. The company was acquired by Emap plc of the U.K.

What caused the stock market to move up so much after its big decline last summer?
Gustafson: Investors became more confident in corporate earnings prospects after the Federal Reserve Board reduced short-term interest rates last fall. Consumer prices remained low, and international financial markets began to stabilize. Also, U.S. economic growth has been much better than expected. GDP (gross domestic product, or the amount of goods and services produced in the United States) rose a strong 6% in the fourth quarter of 1998, and many economists believe the United States will continue to grow without much inflation in 1999. This environment has historically been positive for growth stocks.

balloon text:
A company's earnings per share is the amount of profit divided by the number of outstanding shares of common stock.

Young Investor Fund also owns small-company and midcap stocks. How did these stocks do during the first half of the 1999 fiscal year?
Brady: Generally not as well as large-company stocks, except in technology. We have increased the average size of companies (median market capitalization) in the portfolio to position the Fund to benefit from the current demand for high-quality growth stocks. More than 80% of the Portfolio's net assets were invested in companies with a market capitalization of more than $5 billion as of March 31.

Gustafson: Because small-company stocks have been so out of favor, we've become extremely selective in this area. We focus exclusively on those companies we think can consistently meet or exceed analysts' earnings expectations.

     During the first three months of 1999, we strategically increased our position in smaller technology stocks that we think are well-positioned to benefit from Internet growth. These include Inktomi Corp. (0.9% of net assets), a company that makes search engine software and Entrust Technologies, which develops security products that assure privacy when transacting on the web (0.9% of net assets).

Brady: We hold a broad mix of stocks because we believe this is a sensible approach that can reduce risk, especially given that many large-company stocks currently sell at prices that seem much higher than historical norms. Having companies of all sizes in the portfolio served us well a few years ago and it remains an important part of our long-term strategy.

Were there any disappointments among large-company stocks in the portfolio?
Brady: Mattel, the toy manufacturer, (2.3% of net assets) remained weak. However, we retained our position because we believe the company's brands are well-established and inventory reduction by retailers is slowing. Last year, many stores cut back on the amount of toys they keep in stock and this hurt Mattel's profits.

Gustafson: We also sold Kellogg Corp. and Quaker Oats. Increased competition in the breakfast foods section of supermarkets appears to have limited both companies' growth prospects.
     The health care and pharmaceutical sectors provided mixed results. Stocks such as Johnson & Johnson (1.9% of net assets) were weak in the fourth quarter but rebounded in the first quarter of 1999.

What's your outlook for the U.S. economy?
Brady: We spend about 10% to 15% of our time looking at macro-economic trends. We're stock-pickers at heart, and expend most of our resources evaluating whether individual companies can grow regardless of economic conditions. Generally, we think the current U.S. environment of low inflation, moderate interest rates and healthy consumer demand can continue. In our view, this bodes wells for growth stocks and we remain fully invested.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions. Portfolio holdings are as of 3/31/99 and are subject to change. Investments in smaller companies may experience greater volatility. The unmanaged S&P 500 Index differs from the composition of any Stein Roe Fund; it is not available for direct investment.

Fund Highlights
As of March 31, 1999
                         Growth of a $10,000 Investment
                Since Young Investor Fund Began Operating in 1994
--------------------------------------------------------------------------------
Line Chart:
                    Young                   S&P 500 Index          Lipper Growth
                    Investor Fund                                  Fund Average
                                                                   (391 funds)
4/30/94             10000                   10000                  10000
9/30/94             10240                   10399                  10242
3/31/95             11414                   11408                  10865
9/30/95             14395                   13488                  12966
3/31/96             16466                   15066                  14007
9/30/96             19513                   16228                  15065
3/31/97             19294                   18052                  15826
9/30/97             24659                   22789                  20214
3/31/98             28909                   26711                  22627
9/30/98             24940                   24859                  20008
3/31/99             32791                   31649                  25651


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. This illustration assumes a $10,000 investment on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the Fund and is not available for direct investment. Lipper, Inc. is a monitor of mutual fund performance.

   Fund Data
--------------------------------------------------------------------------------
   Investment Objective:
   Seeks to achieve long-term growth by investing in a portfolio primarily made up of common stocks. The Fund also has an educational objective to teach children and teenagers about mutual funds, basic economic principles and personal finance through a variety of educational materials paid for by the Fund.

   Age of Fund: 4 years, 11 months
   Net Assets: $905 million
   Number of Shareholders: 184,659

Arrows of balloon text pointing to chart: Businesses whose fortunes depend on the ups and downs of the economy such as retailers and auto companies are called cyclicals.

                           Your Fund and Its Benchmark
                     Sector Weightings vs. the S&P 500 Index
                              As of March 31, 1999
--------------------------------------------------------------------------------
                                                   Young         S&P 500
                                               Investor Fund      Index
--------------------------------------------------------------------------------
Technology                                          27%            22%
Retailers/Restaurants/Entertainment**               21%            14%
Health Care/Pharmaceuticals/Media*                  20%            21%
Financial                                           14%            16%
Utilities                                           10%            10%
Autos/Machinery+                                     6%             9%
Mining/Chemicals++                                   2%             2%
Energy                                               0%             6%
*Consumer non-cyclicals
**Consumer cyclicals
+Industrial ++Basic materials
Holdings disclosed as a percentage of SR&F Growth Investor Portfolio.

                  How Young Investor Fund Performed Amid Market
                  Volatility October 1, 1998 to March 31, 1999
--------------------------------------------------------------------------------
Line Chart:
             Young                      S&P 500               Dow Jones
             Investor Fund              Index                 Industrial Average
10/31/98      6.88%                      8.13%                 9.61%
11/30/98     13.18                      14.68                 16.60
12/31/99     20.53                      21.28                 17.58
1/31/99      26.12                      26.35                 19.89
2/28/99      21.66                      22.43                 19.51
3/31/99      31.48                      27.32                 25.87

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. This illustration assumes reinvestment of income and capital gains distributions. The S&P 500 Index and Dow Jones Industrial Average are unmanaged groups of stocks that differ from the composition of the Fund and are not available for direct investment.

SR&F Growth Investor Portfolio

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1999
(Dollar amounts in thousands)
(Unaudited)
                                                         NUMBER    MARKET
COMMON STOCKS (96.6%)                                 OF SHARES     VALUE
                                                       --------   -------
Advertising (2.0%)
Interpublic Group
   (Owns and operates advertising agencies)            250,000  $ 19,469

Banks (1.0%)
Texas Regional Bancshares, Class A
   (Commercial bank operating in the Rio Grande
      Valley of Texas)                                  350,000     9,450

Commercial Services (1.4%)
Paychex
   (Provides computerized payroll accounting services
      to businesses)                                    300,000    14,231
Computer Software and Services (15.4%)
America Online
   (Internet service provider)                          300,000    43,800
Cisco Systems (a)
   (Worldwide leader in networking equipment
      for the Internet)                                 316,500    34,677
EMC Corp.
   (Leading supplier of intelligent enterprise storage
      and retrieval technology)                          50,000     6,388
Entrust Technologies
   (Develops security products to ensure privacy of
      transactions across the Internet)                 250,000     8,438
Inktomi
   (Develops and markets scalable software
   applications)                                        100,000     8,575
Microsoft (a)
   (Manufactures computer and software products
      and operating systems)                            290,000    25,991
Sun Microsystems
   (Supplies network computing products)                 75,000     9,370
Transaction Systems Architects (a)
   (Develops software to facilitate electronic
      payments and e-commerce)                          375,000    13,500
                                                                  -------
                                                                  150,739

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                         NUMBER    MARKET
                                                      OF SHARES     VALUE
                                                       --------   -------
Consumer Products (2.6%)
Gillette
   (Manufactures and markets shaving and personal
      care products)                                    225,000  $ 13,373
Procter & Gamble
   (Produces personal-care products, pharmaceuticals,
      food and beverages)                               125,000    12,242
                                                                  -------
                                                                   25,615

Distribution - Retail (6.0%)
Hasbro
   (Manufactures and sells children's toys)             600,000    17,363
Mattel
   (Designs, manufactures and markets
   children's toys)                                     925,000    23,009
Walgreen Co.
   (Large retail drugstore chain)                       652,400    18,430
                                                                  -------
                                                                   58,802

Electrical Equipment (2.3%)
General Electric
   (Appliances, broadcasting, communications and
      transportation)                                   200,000    22,125

Electrical Generation (1.2%)
AES
   (Provider of electricity to U.S. and
      international customers)                          325,000    12,106

Entertainment (4.2%)
Cedar Fair L.P.
   (Owns and operates amusement theme parks)            315,000     7,914
Time Warner
   (Media and entertainment company)                    250,000    17,766
Walt Disney
   (Operates theme parks and resorts,
      and produces motion pictures)                     500,000    15,563
                                                                  -------
                                                                   41,243

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                         NUMBER    MARKET
                                                      OF SHARES     VALUE
                                                       --------   -------
Financial Services (11.9%)
Alliance Capital Management L.P.
   (Provides investment services to pension
      funds, endowments, insurance companies,
      banks and individual investors)                   350,000   $ 8,859
American International Group
   (Provides financial services and insurance to U.S.
      and International companies)                      150,000    18,094
Citigroup
   (Provider of financial services to consumers
      and corporations)                                 300,000    19,163
Fannie Mae
   (Buys and hold mortages, and issues and
      sells mortage-backed securities)                  250,000    17,312
Freddie Mac
   (Purchases mortgages from lenders and
      resells in pools or packages)                     300,000    17,138
Household International
   (Provides financial and banking services)            500,000    22,813
Providian Financial
   (Provides lending and deposit products to consumers) 125,000    13,750
                                                                  -------
                                                                  117,129
Food and Beverage (5.2%)
Coca-Cola
   (Producer and distributor of soft drink products) 350,000 21,481 Groupe Danone ADRs
   (Produces packaged foods and beverages)              270,000    13,466
Wm. Wrigley Jr.
   (Manufactures chewing gum)                           175,000    15,827
                                                                  -------
                                                                   50,774
Health Care (4.2%)
American Home Products
   (Discovers, develops, manufactures, distributes
      and sells health care products)                   270,000    17,618
Johnson & Johnson
   (Manufactures and markets a broad range of
      health care and other products)                   200,000    18,737
Orthodontic Centers of America (a)
   (Provides management and consulting services
      to orthodontic practices)                         325,000     5,119
                                                                  -------
                                                                   41,474

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                         NUMBER    MARKET
                                                      OF SHARES     VALUE
                                                       --------   -------
Machinery (1.0%)
McDermott International
   (Manufacturer of steam generating and
      environmental machinery)                          400,000  $ 10,125

Medical - Instruments (3.0%)
Becton Dickinson
   (Manufactures and sells a variety of
      medical supplies and devices)                     400,000    15,325
Medtronic
   (Manufactures various cardiovascular
      medical instruments)                              200,000    14,350
                                                                  -------
                                                                   29,675

Medical - Pharmaceutical (5.7%)
Eli Lilly & Company
   (Creates and delivers pharmaceutical-based
      health care solutions)                            150,000    12,731
Pfizer
   (Researches and provides global health
      care products)                                    150,000    20,812
Watson Pharmaceuticals (a)
   (Develops, produces, markets and
      distributes pharmaceutical products)              500,000    22,062
                                                                  -------
                                                                   55,605
Publishing, Broadcasting and Media (6.9%)
AT&T Liberty Media A
   (Holds interests in globally branded
      entertainment networks)                           200,000    10,525
Clear Channel Communications (a)
   (Owns, operates and manages radio and
      television stations)                              300,000    20,119
Heftel Broadcasting, class A (a)
   (Spanish language radio broadcasting company)        300,000    13,013
Outdoor Systems (a)
   (Provides outdoor advertising mediums)               800,000    24,000
                                                                  -------
                                                                   67,657
Restaurant (2.4%)
McDonald's
   (Develops, licenses, leases and services a
      worldwide system of restaurants)                  525,000    23,789

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                         NUMBER    MARKET
                                                      OF SHARES     VALUE
                                                       --------   -------
Semiconductors (3.3%)
Intel
   (Produces and sells microcomputer components
      and related products)                             135,000  $ 16,048
Maxim Integrated Products (a)
   (Develops, manufactures and markets                  300,000    16,237
      integrated circuits)
                                                                  -------
                                                                   32,285
Specialty Chemicals (1.5%)
Minerals Technologies
   (Develops, produces and markets specialty minerals,
      mineral-based and synthetic mineral products)     300,000    14,400

Telecommunications (9.1%)
American Tower, class A (a)
   (Operator of wireless telecommunication towers)      500,000    12,250
Equant
   (Provider of international data network systems)     157,500    11,852
Frontier
   (Offers integrated communications services for
      business and residential customers)                50,000     2,594
Global Telesystems
   (Provider of broadband, internet, international and
      domestic long distance services)                  200,000    11,187
MCI WorldCom (a)
   (Provides facilities-based and fully integrated
      local, long distance, international and
      Internet services)                                345,000    30,554
Qwest Communications International (a)
   (Provides communication services to interexchange
      carriers, businesses and consumers)               291,525    21,017
                                                                  -------
                                                                   89,454
Telecommunications Equipment (5.1%)
Loral Space & Communications (a)
   (High technology company concentrated on satellite
      manufacturing and satellite-based
      communication services)                           400,000     5,775
Lucent Technologies
   (Produces public and private networks,
      communication systems and software)               180,000    19,394

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                         NUMBER    MARKET
                                                      OF SHARES     VALUE
                                                       --------   -------
Telecommunications Equipment (Continued)
Tellabs (a)
   (Designs, assembles, markets and services voice
       and data networking products)                    250,000   $24,438
                                                                  -------
                                                                   49,607
Travel Services (1.2%)
Sabre Group Holdings (a)
   (Provider of a travel reservation system)            250,000    11,344
                                                                  -------
Total Common Stocks (Cost $641,334)                               947,098
                                                                  -------


                                                      PRINCIPAL
SHORT-TERM OBLIGATIONS (4.5%)                            AMOUNT
                                                       --------
Commercial Paper (4.5%)
   Associates Corp. of North America 5.00% 4/1/99       $43,685    43,685
                                                                  -------
Total Short-Term Obligations (Cost $43,685)                        43,685
                                                                  -------
Total Investments (101.1%)
   (Cost $685,019) (b)                                            990,783
Other Assets, Less Liabilities (-1.1%)                           (10,653)
                                                                 --------
Total Net Assets (100%)                                          $980,130
                                                                 ========

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) At March 31, 1999, the cost of investments for federal income tax purposes was $685,027. Net unrealized appreciation of $305,756, consisting of gross unrealized appreciation of $323,673 and gross unrealized depreciation of $17,917.

See accompanying Notes to Financial Statements.

Stein Roe Young Investor Fund
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(All amounts in thousands, except per-share data)
(Unaudited)

Assets
Investment in SR&F Growth Investor Portfolio, at value                $ 907,036
Receivable for fund shares sold                                             429
Cash                                                                         25
Other assets                                                                  8
                                                                      ---------
   Total assets                                                         907,498
                                                                      ---------

Liabilities
Payable for fund shares redeemed                                            900
Payable to investment adviser and transfer agent                            350
Other liabilities                                                           396
                                                                      ---------
   Total liabilities                                                      1,646
                                                                      ---------
   Net assets                                                         $ 905,852
                                                                      =========

Analysis of Net Assets
Paid-in capital                                                       $ 618,143
Net unrealized appreciation on investments                              290,655
Accumulated net realized loss on investments                             (1,544)
Accumulated net investment loss                                          (1,402)
                                                                      ---------
   Net assets                                                         $ 905,852
                                                                      =========
Shares outstanding (unlimited number authorized)                         31,128
                                                                      =========
Net asset value per share                                             $   29.10
                                                                      =========

See accompanying Notes to Financial Statements.

Stein Roe Young Investor Fund
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999
(All amounts in thousands)
(Unaudited)

Investment Income
Dividends allocated from SR&F Growth Investor Portfolio               $   2,573
Interest allocated from SR&F Growth Investor Portfolio                      856
                                                                      ---------
   Total investment income                                                3,429
                                                                      ---------

Expenses
Expenses allocated from SR&F Growth Investor Portfolio                    2,379
Transfer agent fees                                                       1,291
Administrative fees                                                         756
SEC and state registration fees                                              48
Accounting fees                                                              22
Trustees' fees                                                                8
Legal and audit fees                                                          7
Printing and postage                                                          5
Other                                                                       315
                                                                      ---------
   Total expenses                                                         4,831
                                                                      ---------
   Net investment loss                                                   (1,402)
                                                                      ---------

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments allocated from SR&F Growth
   Investor Portfolio                                                    (1,546)
Net change in unrealized appreciation or depreciation
   on investments                                                       218,438
                                                                      ---------
   Net gain on investments                                              216,892
                                                                      ---------
   Net Increase in Net Assets Resulting from Operations               $ 215,490
                                                                      =========

See accompanying Notes to Financial Statements.

Stein Roe Young Investor Fund
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)
                                                                         (Unaudited)
                                                                         Six Months                    Year
                                                                              Ended                   Ended
                                                                          March 31,           September 30,
                                                                               1999                    1998
                                                                          ---------               ---------
Operations
Net investment loss                                                       $  (1,402)              $  (1,746)
Net realized gain (loss) on investments                                      (1,546)                 18,158
Net change in unrealized appreciation or depreciation
   on investments                                                           218,438                 (31,047)
                                                                          ---------               ---------
   Net increase (decrease) in net assets resulting
      from operations                                                       215,490                 (14,635)
                                                                          ---------               ---------

Distributions to Shareholders
Distributions from net capital gains                                        (18,153)                 (7,157)
                                                                          ---------               ---------
   Total distributions to shareholders                                      (18,153)                 (7,157)
                                                                          ---------               ---------

Share Transactions
Subscriptions to fund shares                                                109,808                 452,618
Value of distributions reinvested                                            17,876                   7,013
Redemptions of fund shares                                                 (105,193)               (227,321)
                                                                          ---------               ---------
   Net increase from share transactions                                      22,491                 232,310
                                                                          ---------               ---------
   Net increase in net assets                                               219,828                 210,518

Total Net Assets
Beginning of period                                                         686,024                 475,506
                                                                          ---------               ---------
End of period                                                             $ 905,852               $ 686,024
                                                                          =========               =========

Undistributed Net Investment Income (Loss) at
  End of Period                                                           $  (1,402)              $    --
                                                                          =========               =========
Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                                  4,249                  18,030
Issued in reinvestment of distributions                                         741                     315
Redemptions of fund shares                                                   (4,107)                 (8,999)
                                                                          ---------               ---------
   Net increase in fund shares                                                  883                   9,346
Shares outstanding at beginning of period                                    30,245                  20,899
                                                                          ---------               ---------
Shares outstanding at end of period                                          31,128                  30,245
                                                                          =========               =========

See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(All amounts in thousands)
(Unaudited)

Assets
Investments, at market value (cost $685,019)                            $990,783
Cash                                                                       1,858
Dividends receivable                                                         309
                                                                        --------
   Total assets                                                          992,950
                                                                        --------

Liabilities
Payable for investments purchased                                         12,290
Payable to investment adviser                                                482
Other liabilities                                                             48
                                                                        --------
   Total liabilities                                                      12,820
                                                                        --------
   Net assets applicable to investors' beneficial interest              $980,130
                                                                        ========

See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999
(All amounts in thousands)
(Unaudited)

Investment Income
Dividends                                                             $   2,746
Interest                                                                    911
                                                                      ---------
   Total investment income                                                3,657
                                                                      ---------

Expenses
Management fees                                                           2,484
Accounting fees                                                              22
Custodian fees                                                               17
Trustees' fees                                                                9
Audit and legal fees                                                          8
                                                                      ---------
   Total expenses                                                         2,540
                                                                      ---------
   Net investment income                                                  1,117
                                                                      ---------

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments                                         (2,534)
Net change in unrealized appreciation or depreciation
   on investments                                                       233,951
                                                                      ---------
   Net gain on investments                                              231,417
                                                                      ---------
   Net increase in net assets resulting from operations               $ 232,534
                                                                      =========

See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)
                                                                     (Unaudited)
                                                                     Six Months                    Year
                                                                          Ended                   Ended
                                                                      March 31,           September 30,
                                                                           1999                    1998
                                                                      ---------               ---------
Operations
Net investment income                                                 $   1,117               $   2,659
Net realized gain (loss) on investments                                  (2,534)                 12,629
Net change in unrealized appreciation or depreciation
   on investments                                                       233,951                 (30,644)
                                                                      ---------               ---------
   Net increase (decrease) in net assets resulting from
     operations                                                         232,534                 (15,356)
                                                                      ---------               ---------

Transactions in Investors' Beneficial Interest
Contributions                                                            65,949                 389,527
Withdrawals                                                             (41,023)               (127,041)
                                                                      ---------               ---------
   Net increase from transactions in investors'
     beneficial interest                                                 24,926                 262,486
                                                                      ---------               ---------
   Net increase in net assets                                           257,460                 247,130

Total Net Assets
Beginning of period                                                     722,670                 475,540
                                                                      ---------               ---------
End of period                                                         $ 980,130               $ 722,670
                                                                      =========               =========

See accompanying Notes to Financial Statements.

                          Notes to Financial Statements
(ALL AMOUNTS IN THOUSANDS)

Note 1.  Organization
--------------------------------------------------------------------------------

         Stein Roe Young Investor Fund (the "Fund") is a series of Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term growth by investing primarily in common stocks believed to have long-term growth potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.
              The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. At commencement, the Fund contributed $292,104 in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At March 31, 1999, Stein Roe Young Investor Fund owned 92.5 percent of the Portfolio.

Note 2.  Significant Accounting Policies
--------------------------------------------------------------------------------

         The following summarizes the significant accounting policies of the Fund and Portfolio. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         Security Valuations
         All securities are valued as of March 31, 1999, the last business day of the period. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

         Investment Transactions and Investment Income
         Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

         Federal Income Taxes
         No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.

         Distribution to Shareholders
         The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3.  Trustees' Fees and Transactions with Affiliates
--------------------------------------------------------------------------------

         The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager.
              The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .20 of 1 percent of average daily net assets up to $500 million, .15 of 1 percent of the next $500 million, and .125 of 1 percent thereafter.
              The Adviser also provides fund accounting services. For the six months ended March 31, 1999, the Fund and Portfolio incurred charges of $22 and $22, respectively.
              Transfer agent fees are paid to SteinRoe Services Inc. (SSI), a direct, wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Fund.
              Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the six months ended March 31, 1999, was $8 and $9, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4.  Short-Term Debt
--------------------------------------------------------------------------------

         To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the six months ended March 31, 1999.

Note 5.  Investment Transactions
--------------------------------------------------------------------------------

         The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended March 31, 1999, were $278,134 and $217,521, respectively.

SR&F Growth Investor Portfolio

Financial Highlights
                                                (Unaudited)
                                                Six Months
                                                     Ended      Year Ended     Period Ended
                                                 March 31,   September 30,    September 30,
                                                      1999            1998           1997(a)
                                               -----------   -------------    -------------
Ratio of net expenses to average net assets      0.59% (b)       0.62%            0.63% (b)
Ratio of net investment income to average
   net assets                                    0.26% (b)       0.42%            0.54% (b)
Portfolio turnover rate                            26%             45%              38%

(a) From commencement of operations on February 3, 1997.
(b) Annualized.

Stein RoeYoung Investor Fund

Financial Highlights

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                      (Unaudited)
                                                                Six months ended
                                                                       March 31,            Years Ended September 30,
                                                                            1999                1998             1997
                                                                      ----------          ----------       ----------
Net Asset Value, Beginning of Period                                  $    22.68          $    22.75       $    18.64
                                                                      ----------          ----------       ----------
Income From Investment Operations
Net investment income (loss)                                               (0.05)              (0.06)           (0.04)
Net realized and unrealized gain on investments                             7.07                0.31             4.79
                                                                      ----------          ----------       ----------
    Total from investment operations                                        7.02                0.25             4.75
                                                                      ----------          ----------       ----------
Distributions
   Net investment income                                                      --                  --            (0.02)
   Net realized capital gains                                              (0.60)              (0.32)           (0.62)
                                                                      ----------          ----------       ----------
     Total distributions                                                   (0.60)              (0.32)           (0.64)
                                                                      ----------          ----------       ----------
Net Asset Value, End of Period                                        $    29.10          $    22.68       $    22.75
                                                                      ==========          ==========       ==========
Ratio of net expenses to average net assets (b)                         1.20%(d)               1.31%            1.43%
Ratio of net investment income (loss) to average net assets (c)       (0.35%)(d)             (0.28%)          (0.25%)
Portfolio turnover rate                                                      N/A                 N/A          22% (e)
Total return                                                              31.48%               1.14%       26.37% (c)
Net assets, end of period (000's)                                       $905,852            $686,024         $475,506
                                                                                                    Period
                                                                                                     Ended
                                                                Years Ended September 30,    September 30,
                                                                      1996           1995          1994 (a)
                                                                 ---------      ---------        ---------
Net Asset Value, Beginning of Period                             $   14.29       $  10.24           $10.00
                                                                 ---------      ---------        ---------
Income From Investment Operations
Net investment income (loss)                                          0.05           0.06             0.03
Net realized and unrealized gain on investments                       4.86           4.07             0.21
                                                                 ---------      ---------        ---------
    Total from investment operations                                  4.91           4.13             0.24
                                                                 ---------      ---------        ---------
Distributions
   Net investment income                                            (0.05)         (0.08)               --
   Net realized capital gains                                        (0.51)             --              --
                                                                 ---------      ---------        ---------
     Total distributions                                             (0.56)         (0.08)              --
                                                                 ---------      ---------        ---------
Net Asset Value, End of Period                                   $   18.64      $   14.29        $   10.24
                                                                 =========      =========        =========
Ratio of net expenses to average net assets (b)                      1.21%          0.99%        0.99% (d)
Ratio of net investment income (loss) to average net assets (c)      0.30%          0.47%        1.07% (d)
Portfolio turnover rate                                                98%            55%              12%
Total return                                                    35.55% (c)     40.58% (c)        2.40% (c)
Net assets, end of period (000's)                                 $179,089        $31,401           $8,176

(a)  From commencement of operations on April 29, 1994.

(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 1.49 percent, 2.04 percent and 2.87 percent for the years ended
     September 30, 1997, 1996 and 1995, respectively, and 4.58 percent for the period ended September 30, 1994.

(c) Computed giving effect to the investment adviser's expense limitation undertaking.

(d)  Annualized.

(e) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).

To Contact Us...

By Phone 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe fund account, including Stein Roe traditional, Roth and Education IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R) 24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, including the new Roth and Education IRAs, call us toll free at 800-338-2550.

By Mail or E-Mail
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

In Person
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you with information about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Stein Roe Investment Trust

Trustees
--------------------------------------------------------------------------------
John A. Bacon Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Agents and Advisers
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
Ernst & Young LLP
Independent Auditors

Stein Roe Investment Trust
(continued)

Officers
--------------------------------------------------------------------------------
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome, Vice President, Assistant Secretary
J. Kevin Connaughton, Vice President
William M. Garrison, Vice President
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Timothy Jacoby, Vice President
Gail D. Knudsen, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Brian D. Pollard, Vice President
Gita R. Rao, Vice President
Michael E. Rega, Vice President
Steven M. Salopek, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Sharlene A. Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer

The Stein Roe Mutual Funds

Fixed Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Floating Rate Income Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Equity Funds
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund*
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Large Company Focus Fund
Special Venture Fund
Midcap Growth Fund**
Capital Opportunities Fund
International Fund
Small Company Growth Fund

 * Formerly Special Fund
** Formerly Growth Opportunities Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

          In Chicago, visit our Fund Center at One South Wacker Drive.

                         Liberty Funds Distributor, Inc.

                                                                      YI11A 5/99